SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 15, 2002

IMCLONE SYSTEMS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor,
New York, New York 10014
(Address, including zip code of Registrant's principal executive offices)

Registrant's telephone number, including area code:  (212) 645-1405

Item 5.    Other Events

On November 15, 2002, ImClone Systems Incorporated issued a press release announcing (1) its financial results for the third quarter 2002 and (2) an update on its joint colorectal cancer clinical development program with Bristol-Myers Squibb Company for its lead drug candidate ERBITUX™.   The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 7.    Exhibits

(c)   Exhibits

99.1         Press Release dated November 15, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImClone Systems Incorporated
By:	/s/ Clifford R. Saffron
	Name:	Clifford R. Saffron
	Title:	Senior Vice President,
Special General Counsel

Date:  November 18, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 15, 2002